Important Notice Regarding Change in Name and Investment Policy

EATON VANCE GREATER INDIA FUND
Supplement to Summary Prospectus dated May 1, 2025
as may be supplemented and/or revised from time to time

Based on a recommendation from Eaton Vance Greater India Fund’s (the “Fund”) investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Fund has approved (i) a name change of the Fund to Eaton Vance India Fund; (ii) the termination of the investment sub-advisory agreement with the current sub-adviser to the Fund, Goldman Sachs Asset Management, L.P.; (iii) a new investment sub-advisory agreement with Morgan Stanley Investment Management Company (“MSIM Company”) to manage the Fund’s assets; (iv) a reduction in the Fund’s management fee; and (v) a change to the Fund’s 80% policy. These changes will be effective on or about April 13, 2026.

As a result the following changes are effective April 13, 2026:

1.	Eaton Vance Greater India Fund will change its name to Eaton Vance India Fund, and all references to the Fund will be replaced with “Eaton Vance India Fund”.

2.	The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 24 of the Fund’s Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None

(1)	Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.21%
Expense Reduction(3)	(0.06)%	(0.06)%	(0.06)%
Net Annual Fund Operating Expenses	1.40%	2.15%	1.15%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and Greater India Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.
(2)	Other expenses have been restated to reflect more current expense information.
(3)	The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. This expense reimbursement will continue through May 1, 2027. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the investment adviser, administrator and sub-adviser may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$660	$957	$1,275	$2,175	$660	$957	$1,275	$2,175
Class C shares	$318	$685	$1,179	$2,335	$216	$685	$1,179	$2,335
Class I shares	$117	$378	$659	$1,461	$117	$378	$659	$1,461

3.	The following replaces “Principal Investment Strategies”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in India (the “80% Policy”). A company will be considered to be in India if it is domiciled in, or for which the principal securities trading market is in, India, or derives more than 50% of its revenue from, or have 50% or more of assets, core business operations or employees, in India. India investments can also include securities trading in the form of depositary receipts, such as American Depositary Receipts sponsored or unsponsored and Global Depositary Receipts. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund invests in securities issued by companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies in private placement transactions. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward foreign currency exchange contracts and options. The Fund may utilize index or stock futures for the limited purpose of managing cash flows. The Fund limits investment in such index or stock futures to not more than 20% of its total assets. At times the Fund’s investments may be focused in one or more sectors.

The Fund’s investments are selected using a combined top-down macro-thematic and bottom-up approach, to purchase what the investment sub-adviser believes are quality growth companies that are well-positioned to deliver long-term performance across market cycles. From a macro-thematic perspective, the investment sub-adviser analyzes high frequency economic indicators to help identify trends and inflection points in sectors. The investment sub-adviser combines this with bottom-up analysis, using quantitative and qualitative filters to identify stocks reflecting the macro view that meet criteria on parameters such as quality, governance, size, liquidity and management track record across cycles. Valuations are considered in the context of market-wide and historical levels. Fund positions will be build based on liquidity, conviction and entry opportunities.

The Fund currently invests substantially all of its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. References to the Fund’s investments include investments held indirectly through the Portfolio in which the Fund invests.

4.	The following replaces “Management”:

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).

Portfolio Manager. Amay Hattangadi, CFA, Managing Director of MSIM Company, has managed the Fund and Portfolio since April 13, 2026.

February 5, 2026	48660-00 2.5.26